LEGG MASON
                               CASH RESERVE TRUST


             Investing in money market instruments for stability of principal and current income consistent with stability of principal.

                          PROSPECTUS     December 21, 2001


                                [GRAPHIC OMITTED]


As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


About the fund:
--------------

               1          Investment objective
               2          Principal risks
               3          Performance
               4          Fees and expenses of the fund
               5          Management



About your investment:
---------------------


               7           How to invest
               9           How to sell your shares
              11           Account policies
              12           Services for investors
              13           Distributions and taxes
              14           Financial highlights

LEGG MASON CASH RESERVE TRUST
[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE

The fund is a money market fund that seeks to achieve stability of principal and current income consistent with stability of principal.

To achieve its objective, the fund adheres to the following practices:

o    it buys money market securities maturing in 397 days or less

o it maintains a dollar-weighted average portfolio maturity of 90 days or less

o it buys only high-quality money market securities determined by the investment adviser to present minimal credit risk

High-quality money market securities in which the fund may invest include, but are not limited to:

o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

o securities representing deposits at domestic and foreign banks and savings and loan institutions. The fund may at times invest greater than 25% of its assets in such bank securities. These banks and institutions must have capital surplus and undivided profits of over $100,000,000 or the principal amount of the instruments must be insured by the Federal Deposit Insurance Corporation

o commercial paper rated A-1 by Standard & Poor's ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F-1 by Fitch IBCA, Duff & Phelps ("Fitch") and unrated commercial paper that the adviser determines to be of comparable quality

o corporate bonds rated AAA or AA by S&P or Aaa or Aa by Moody's, and unrated bonds that the adviser determines to be of comparable quality, in every case having a remaining maturity of 397 days or less

o    U.S. dollar-denominated securities of foreign issuers

o asset-backed securities - i.e., securities that represent an interest in a pool of assets, such as credit card receivables or car loan receivables

o    repurchase agreements

o variable and floating rate securities - i.e., securities whose interest rates change at specified intervals so they approximately equal current market rates

[GRAPHIC OMITTED]
PRINCIPAL RISKS

In general:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the fund will always be able to do so.

Interest rate risk:

Interest rate risk is the possibility that the market prices of the fund's investments may decline due to an increase in interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates change.

Credit risk:

Credit risk is the risk that any of the fund's holdings could have its credit rating downgraded or could default. Credit ratings measure an issuer's ability to make timely principal and interest payments. Generally, the fund is required to invest at least 95% of its total assets in the securities of issuers with the highest credit rating, or unrated securities deemed by the adviser to be comparable in quality to a security with the highest rating. Credit ratings are the opinions of the private companies (such as S&P, Moody's or Fitch) that rate companies or their securities; they are not guarantees.

Other risks:

Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there may be some risk of default by the issuer.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk and regulatory developments relating to the banking industry. The bank securities in which the fund may invest typically are not insured by the federal government.

Investments in Eurodollar certificates of deposit and other foreign money market instruments also pose certain risks of investing overseas, such as unfavorable economic or political developments, imposition of taxes, payment restrictions or, in extreme cases, seizure of assets.

[GRAPHIC OMITTED]
PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions, if any. Historical performance of the fund does not necessarily indicate what will happen in the future.

          Year by year total return as of December 31 of each year (%)

--------------------------------------------------------------------------------
1991     1992    1993    1994    1995    1996     1997     1998    1999    2000
--------------------------------------------------------------------------------
5.83     3.47    2.78    3.66    5.32    4.80     4.90     4.84    4.51    5.79
--------------------------------------------------------------------------------

                       During the past ten calendar years:

--------------------------------------------------------------------------------
                                    Quarter Ended            Total Return
--------------------------------------------------------------------------------
      Best quarter:             December 31, 2000                   1.49%
--------------------------------------------------------------------------------
      Worst quarter:                June 30, 1993                   0.68%
--------------------------------------------------------------------------------


The fund's year-to-date return as of September 30, 2001 was 3.08% (not annualized). For the fund's current yield, call Funds Investor Services, toll-free 1-800-822-5544.

                          Average Annual Total Returns
                            as of December 31, 2000:


            -------------------------------------------------------
                       1 Year                    5.79%
            -------------------------------------------------------
                       5 Years                   4.97%
            -------------------------------------------------------
                      10 Years                   4.59%
            -------------------------------------------------------

[GRAPHIC OMITTED]
FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you will incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets so they lower the fund's dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees. The fund has no sales charge but is subject to a 12b-1 service fee. The fund charges no redemption fees.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

             ------------------------------------------------------
             Management Fees                            0.46%
             ------------------------------------------------------
             Service (12b-1) Fees                       0.15%(a)
             ------------------------------------------------------
             Other Expenses                             0.11%
             ------------------------------------------------------
             Total Annual Fund Operating Expenses       0.72%
             ------------------------------------------------------

(a) Legg Mason Wood Walker, Incorporated has agreed to waive 0.05% of the 12b-1 service fee indefinitely, reducing total expenses from 0.72% to 0.67%.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


              -------------------------------------------------
              1 Year        3 Years     5 Years      10 Years
              -------------------------------------------------
              $74           $230        $401         $894
              -------------------------------------------------

[GRAPHIC OMITTED]
MANAGEMENT

Manager and adviser:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the fund's manager. LMFA is responsible for the non-investment affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA has been registered as an investment adviser since 1982.


Western Asset Management Company ("Western Asset"), 117 East Colorado Boulevard, Pasadena, California 91105, is the fund's investment adviser. Western Asset is responsible for the actual investment management of the fund, which includes making investment decisions and placing orders to buy, sell or hold a particular security. Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $ 84.6 billion as of September 30, 2001.


For its services, the fund paid LMFA a fee of 0.46% of its average daily net assets for the fiscal year ended August 31, 2001. LMFA paid Western Asset a fee, which is calculated daily and payable monthly, equal to 30% of LMFA's fee.

Distributor of the fund's shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares. The fund has adopted a plan under rule 12b-1 that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly.

Under the plan, the fund may pay Legg Mason an annual fee equal to 0.15% of the fund's average daily net assets. However, Legg Mason has agreed to waive 0.05% of the 12b-1 service fee indefinitely. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell shares of the fund. Legg Mason pays these brokers up to 90% of the service fee that it receives from the fund for those sales.

LMFA, Western Asset and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[GRAPHIC OMITTED]
H O W  T O  I N V E S T

To open a regular, retirement or education account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $500.

Retirement accounts include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. You may also open an Education Savings Account, which provides a vehicle for financing your child's education. Contact your financial adviser, FIS, or other entity offering the fund to discuss which type of account might be appropriate for you.

Certain investment methods (for example, through certain retirement plans or automatic sweep arrangements) may be subject to lower minimum initial and/or additional investments. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

Once your account is open, you may use the following methods to purchase additional shares of the fund:

--------------------------------------------------------------------------------
In Person               Give  your  financial  adviser  a check for $500 or more
                        payable to the fund.
--------------------------------------------------------------------------------
Mail                    Mail your check,  payable to the fund,  for $500 or more
                        to  your  financial  adviser  or  to  Legg  Mason  Funds
                        Investor  Services  at P.O.  Box  17023,  Baltimore,  MD
                        21297-0356.
--------------------------------------------------------------------------------
Telephone or Wire       Call your financial  adviser or FIS at 1-800-822-5544 to
                        transfer  available  cash  balances  in  your  brokerage
                        account or to  transfer  money from your bank  directly.
                        Wire  transfers  may be subject  to a service  charge by
                        your bank.
--------------------------------------------------------------------------------
Automatic               Arrangements   may  be  made  with  some  employers  and
Investments             financial  institutions  for regular  automatic  monthly
                        investments  of $50 or more in shares  of the fund.  You
                        may also reinvest dividends from certain unit investment
                        trusts in shares of the fund.
--------------------------------------------------------------------------------
Future First            Contact a Legg Mason Financial Advisor to enroll in Legg
Systematic              Mason's Future First  Systematic  Investment Plan. Under
Investment Plan         this  plan,  you  may  arrange  for  automatic   monthly
                        investments  in the  fund of $50 or more.  The  transfer
                        agent will  transfer  funds monthly from your Legg Mason
                        account  or  from  your   checking/savings   account  to
                        purchase shares of the fund.
--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received in federal funds form, by either your Legg Mason Financial Advisor or other entity offering the fund, on any day that the New York Stock Exchange ("Exchange") is open, will be processed as follows:

--------------------------------------------------------------------------------
If the purchase order     Shares will be purchased     Such shares will begin
is received               at the net asset value       to earn dividends on the
                          next determined on the
--------------------------------------------------------------------------------
before 12:00 noon,
Eastern time                    same day                      same day
--------------------------------------------------------------------------------
12:00 noon or after,
but before 4:00 p.m.,           same day                 next business day
Eastern time
--------------------------------------------------------------------------------
after 4:00 p.m.,
Eastern time                next business day            next business day
--------------------------------------------------------------------------------

If you do not make payment in federal funds, your order will be processed when payment is converted into federal funds, which is usually completed in two days, but may take up to ten days. Most bank wires are federal funds.

[GRAPHIC OMITTED]
H O W  T O  S E L L  Y O U R  S H A R E S

You may use any of the following methods to sell shares of the fund:

--------------------------------------------------------------------------------
Telephone          Call your financial adviser or FIS at 1-800-822-5544 or other entity offering the fund to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

                   Proceeds  will be  credited  to your  brokerage  account or a check will be sent to you, at your direction, at no charge to you.  Wire requests will be subject to a fee of $12. For wire transfers,  be sure that your financial adviser has your bank account information on file.
--------------------------------------------------------------------------------
Internet or        FIS clients may request a redemption  of fund shares  through
TeleFund           Legg Mason's Internet site at  leggmasonfunds.com  or through
                   TeleFund at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Mail               Send a letter  to your  financial  adviser  or to Legg  Mason
                   Funds  Investor  Services at P.O.  Box 17023,  Baltimore,  MD
                   21297-0356  requesting  redemption of your shares. The letter should  be  signed  by  all  of the  owners  of the  account.
                   Redemption  requests for shares  valued at $10,000 or more or when  proceeds  are to be  paid to  someone  other  than  the accountholder(s) may require a signature  guarantee.  You may obtain a signature  guarantee  from most banks or  securities dealers.
--------------------------------------------------------------------------------
Checkwriting       The fund offers a free  checkwriting  service.  You may write checks to  anyone  in  amounts  of $500 or more.  The  fund's transfer  agent  will  redeem  sufficient  shares  from  your account  to  pay  the  checks.  You  will  continue  to  earn dividends  on your  shares  until  the  check  clears  at the transfer  agent.  Checkwriting  cannot be used to close  your account or to set up electronic funds transfer.
--------------------------------------------------------------------------------
Securities         Legg Mason has special  redemption  procedures  for investors
Purchases at       who wish to purchase  stocks,  bonds or other  securities  at
Legg Mason         Legg Mason.  Once you've placed an order for securities,  and have not indicated any other payment method, fund shares will be redeemed on the  settlement  date for the amount due. Fund shares may also be redeemed  to cover debit  balances in your brokerage account.
--------------------------------------------------------------------------------

The fund will follow reasonable procedures to ensure the validity of any telephone or Internet redemption request, such as requesting identifying information from users or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your financial adviser, FIS or another authorized entity offering the fund.

Redemption orders will be processed promptly following receipt of an order in proper form. Generally, proceeds from redemption orders received before 11:00 a.m., Eastern time, will be sent that same day. You will normally receive the proceeds within a week.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions on such shares, may be delayed for up to ten days from the purchase date in order to allow for the check or automatic investment to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

[GRAPHIC OMITTED]
ACCOUNT POLICIES

Calculation of net asset value:

To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund seeks to maintain a share price of $1.00 per share. The fund is priced twice a day, as of 12:00 noon, Eastern time, and at the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Like most other money market funds, the fund normally values its investments using the amortized cost method.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

The fund will not accept money orders, travelers checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

The fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time,

o    change its minimum investment amounts, and

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

[GRAPHIC OMITTED]
SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your financial adviser or other entity offering the fund for sale.

Account statements:

Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive only a quarterly statement.

Systematic Withdrawal Plan:

If you are purchasing or already own shares of the fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

Exchange privilege:

Fund shares may be exchanged for shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TeleFund or the Internet at leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one.

The fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

[GRAPHIC OMITTED]
DISTRIBUTIONS AND TAXES

The fund declares dividends from its net investment income daily and pays them monthly.

The fund does not expect to realize any capital gain or loss; however, if the fund realizes any net short-term capital gains, it will pay them at least once every twelve months.

Fund distributions of any net short-term capital gains are taxable to investors, whether received in cash or reinvested in additional shares of the fund. Those distributions will be taxable as ordinary income.

The sale or exchange of fund shares will not result in any gain or loss for the shareholder to the extent the fund maintains a stable share price of $1.00.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Your dividends will be automatically reinvested in additional shares of the fund, unless you elect to receive them in cash. To change your election, you must notify the fund at least 10 days before the next dividend is to be paid. You may request that your dividends be invested in shares of another Legg Mason fund.

If the postal or other delivery service is unable to deliver your check, your election will automatically be converted to having all dividends reinvested in fund shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by the Internal Revenue Service, the fund will withhold a certain percentage of all taxable dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund also will withhold the same percentage of all dividends payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional
Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


--------------------------------------------------------------------------------------------------------------------
Years ended August 31,                 2001             2000             1999              1998               1997

Net Asset Value,
Beginning of Year                      $1.00            $1.00            $1.00             $1.00              $1.00
                                 -----------------------------------------------------------------------------------

Net Investment Income                  $0.05A           0.05A            0.04              0.05                0.05

Distributions From Net
Investment Income                     ($0.05)          (0.05)           (0.04)            (0.05)              (0.05)
                                 -----------------------------------------------------------------------------------

Net Asset Value,
End of Year                            $1.00            $1.00            $1.00             $1.00              $1.00
                                 ===================================================================================

Total Return                            4.89%           5.36%            4.46%              4.96%              4.84%

Ratios/Supplemental Data:

Expenses to Average
Net Assets                             0.67%A           0.68%A           0.75%              0.78%              0.75%

Net Investment Income
to Average Net Assets                  4.74%            5.25%A           4.37%              4.86%              4.73%

Net Assets, End of Year
(in millions)                          $2,29            $1,950           $1,777            $1,423             $1,343
--------------------------------------------------------------------------------------------------------------------

A   Net of fees waived by Legg Mason Wood Walker,  Inc. of 0.05% of the 12b-1 service fee. If no fees had been waived by Legg Mason,  the annualized  ratio of expenses to average daily net assets for the years ended August 31, 2001 and 2000, would have been 0.72% and 0.73%, respectively.


Legg Mason Cash Reserve Trust
-----------------------------

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this prospectus. The SAI provides further information and additional details about the fund and its policies.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders.

To request the SAI or any reports to shareholders, or to obtain more information:
o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmasonfunds.com
o        write to us at:   Legg Mason Wood Walker, Incorporated
                           100 Light Street, P.O. Box 1476
                           Baltimore, Maryland 21203-1476

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-017                                              SEC file number: 811-2853

                          LEGG MASON CASH RESERVE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 21, 2001



         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the fund's Prospectus dated December 21, 2001, which has been filed with the Securities and Exchange Commission ("SEC"). The fund's financial statements and the report of its independent auditors are incorporated by reference into (and are therefore legally a part of) this Statement of Additional Information from the fund's annual report to shareholders. A copy of either the Prospectus or the annual report may be obtained without charge from the fund's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), by calling 1-800-822-5544.










                             Legg Mason Wood Walker,
                                  Incorporated
--------------------------------------------------------------------------------
                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21202-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS


DESCRIPTION OF THE FUND                                                    1
FUND POLICIES                                                              1
INVESTMENT STRATEGIES AND RISKS                                            2
ADDITIONAL TAX INFORMATION                                                 4
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                             5
VALUATION OF FUND SHARES                                                   8
PERFORMANCE INFORMATION                                                    10
TAX-DEFERRED QUALIFIED PLANS                                               11
MANAGEMENT OF THE FUND                                                     12
THE FUND'S INVESTMENT ADVISER/MANAGER                                      15
PORTFOLIO TRANSACTIONS AND BROKERAGE                                       17
THE FUND'S DISTRIBUTOR                                                     18
MASSACHUSETTS TRUST LAW                                                    19
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT            20
THE FUND'S LEGAL COUNSEL                                                   20
THE FUND'S INDEPENDENT AUDITORS                                            20
FINANCIAL STATEMENTS                                                       20
RATINGS OF SECURITIES                                                      21

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this Statement of Additional Information in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this Statement of Additional Information do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                             DESCRIPTION OF THE FUND

         Legg Mason Cash Reserve Trust ("Cash Reserve Trust" or "the fund") is a diversified open-end management investment company that was established as a Massachusetts business trust on July 24, 1978.

                                  FUND POLICIES

         Cash Reserve Trust's investment objective is to seek stability of principal and current income consistent with the stability of principal.

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectus. The fund has adopted certain fundamental investment limitations, described below, that cannot be changed except by a vote of the shareholders.

1. SELLING SHORT AND BUYING ON MARGIN. The fund will not sell any money market instruments short or purchase any money market instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

2. BORROWING MONEY. The fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

         Interest paid on borrowed  funds will not be available for  investment.
The fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

3. INVESTING IN COMMODITIES, MINERALS, OR REAL ESTATE. The fund will not invest in commodities, commodity contracts, oil, gas, or other mineral programs, or real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor such interests.

4. UNDERWRITING. The fund will not engage in underwriting of securities issued by others.

5. LENDING CASH OR SECURITIES. The fund will not lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective and policies.

6. ACQUIRING SECURITIES. The fund will not acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company, except as part of a merger, consolidation, or other acquisition. It will not invest in securities of a company for the purpose of exercising control or management.

7. DIVERSIFICATION OF INVESTMENTS. The fund will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except cash or cash items, repurchase agreements, and U.S. Government obligations. The fund considers the type of bank obligations it purchases as cash items (however, as a non-fundamental policy, the fund will apply the 5% limitation to bank obligations other than demand deposits).

8. CONCENTRATION OF INVESTMENTS. The fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry. However, investing in domestic bank instruments (such as time and demand deposits and certificates of deposit), U.S. Government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry. Domestic banks include U.S. branches of foreign banks that are subject to the same regulation as domestic banks, and foreign branches of domestic banks whose parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments.

9. INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE FUND. The fund will not purchase or retain the securities of any issuer if the officers and trustees of the fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

10. DEALING IN PUTS AND CALLS. The fund will not invest in puts, calls, straddles, spreads, or any combination of these.

11. ISSUING SENIOR SECURITIES. The fund will not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the fund.

         The investment objective and fundamental investment limitations of the fund, described in the preceding paragraphs and the Prospectus, may be changed only with the vote of a majority of the fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the fund means the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or
(b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Unless otherwise stated, the investment policies and limitations of the fund are non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         Except with respect to the one-third limitation on borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not be considered to be outside the limitation. Cash Reserve Trust will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain required asset coverage and adequate liquidity.

         The fund did not borrow money or invest in reverse repurchase agreements in excess of 5% of the value of its total assets during the last fiscal year and, at present, has no intent to do so.

                         INVESTMENT STRATEGIES AND RISKS

         The fund may use any of the following instruments or techniques, among others.

Bank Instruments

         The fund may invest in certificates of deposit, demand and time deposits, savings shares and bankers' acceptances, as well as Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks.

U. S. Government Obligations

         The fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S.

Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities may bear fixed, floating or variable rates of interest.

Variable and Floating Rate Securities

         The fund may invest in securities whose interest rates change at specified intervals so they approximately equal current market rates. These securities have interest rate adjustment formulas that may help to stabilize their market value. Many of these instruments carry a demand feature that permits the fund to sell them during a determined time period at par plus accrued interest. The demand feature is often backed by a credit instrument, such as a letter of credit, or by a creditworthy insurer. The fund may rely on the credit instrument or the creditworthiness of the insurer in purchasing a variable or floating rate security. The ability of a party to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Rule 2a-7 under the 1940 Act allows the fund to treat many variable and floating rate securities as having a maturity equal to the time remaining until the next interest rate reset, or until the fund can exercise a demand feature, rather than the time remaining before the principal value of the security must unconditionally be repaid.

When-Issued and Delayed Delivery Transactions

         The fund may enter into commitments to purchase short-term U.S. Government securities on a when-issued or delayed-delivery basis. When the fund purchases securities on a when-issued or delayed-delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. These transactions are made to secure what is considered to be an advantageous price and yield for the fund. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices in the interim. No fees or other expenses, other than normal transaction costs, are incurred. Liquid assets of the fund sufficient to make payment for the securities to be purchased are maintained in a segregated account with the fund's custodian until the transaction is settled. Such trades may have an effect on the fund that is similar to leverage. The seller's failure to complete a transaction may result in a loss.

Repurchase Agreements

         The fund may enter into repurchase agreements to purchase either U.S. Government obligations or high-quality debt securities from a securities dealer or bank. The securities dealer or bank agrees to repurchase those securities at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold. Additional collateral may be necessary to maintain the required value of the repurchase agreement. There is a risk that the other party to a repurchase agreement will default on its obligations and the fund may be delayed or prevented from disposing of the collateral securities. This may result in a loss.

         The fund will enter into repurchase agreements only with financial institutions that the adviser determines present a minimal risk of default. For purposes of its fundamental limit on diversification, SEC regulations permit the fund to treat most repurchase agreements collateralized by U.S. Government securities as though they were investments in those Government securities.

Reverse Repurchase Agreements

         The fund may enter into reverse repurchase agreements to the extent permitted by its investment limitations. These transactions are similar to borrowing cash. In a reverse repurchase agreement the fund transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure such an outcome. Regardless of the reason it is entered into, a reverse repurchase agreement has a leveraging effect on the fund.

         When effecting reverse repurchase agreements, liquid assets in a dollar amount sufficient to make payment for the obligations to be purchased are maintained in a segregated account with the fund's custodian until the transaction is settled.

Foreign Securities

         The fund may invest in foreign securities that are not publicly traded in the United States. Investments in obligations of banking entities located outside the United States involve certain risks that are different from investments in securities of domestic banks. These risks may include adverse foreign economic and political developments, the imposition of foreign laws or restrictions that may adversely affect payment of principal and interest on such obligations held by the fund, and the imposition of foreign exchange controls and of withholding taxes on principal and interest payable on such obligations held by the fund. In addition, there may be less public information available about a foreign bank than is generally available about domestic banks. Furthermore, foreign banking institutions may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as are domestic banks and branches. All securities purchased by the fund will be denominated in U.S. dollars.

         In an effort to minimize these risks, the adviser will purchase foreign-issued money market instruments only from the branches of those banks that are among the largest and most highly rated in various industrialized nations. On an ongoing basis, the adviser will monitor the credit risk of such foreign banks by using third party services, which provide credit and sovereign risk analysis. Also, the adviser will not purchase obligations that it believes, at the time of purchase, will be subject to exchange controls or the interest on which will be subject to withholding taxes. Investment will be limited to obligations of bank branches located in countries where sovereign risk is considered by the adviser to be minimal; however, there can be no assurance that exchange control laws, withholding taxes or other similar laws will not become applicable to certain of the fund's investments.

Restricted and Illiquid Securities

         The fund may invest up to 10% of its net assets in illiquid securities (securities which cannot be sold within seven days at approximately the price at which the fund carries them). Illiquid securities may be difficult to value, and the fund may have difficulty selling such securities promptly. Repurchase agreements maturing in more than seven days are considered illiquid.

         Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. Although restricted securities traditionally were considered illiquid, the adviser, acting pursuant to guidelines established by the fund's Board of Trustees, may determine that certain restricted securities are liquid.

                           ADDITIONAL TAX INFORMATION

         To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to its shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year: (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and any capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange ("Exchange") is open for business. The procedure for purchasing shares of the fund is explained in the Prospectus under "How to Invest".

Conversion to Federal Funds

         It is the fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Legg Mason, the fund's distributor, or Boston Financial Data Services ("BFDS"), the fund's transfer and dividend disbursing agent, acts as the shareholders' agent in depositing checks and converting them to federal funds, normally within two to nine business days of receipt of checks.

         A cash deposit made after the daily cashiering deadline of the Legg Mason office in which the deposit is made will be credited to your Legg Mason brokerage account ("Brokerage Account") on the next business day following the day of deposit, and the resulting free credit balance will be invested on the second business day following the day of receipt.

Purchases By Sweep

         Shareholders of the fund who have regular brokerage accounts with Legg Mason have the option of setting up automatic weekly transfers of cash balances from their Brokerage Account to the fund (commonly referred to as a "sweep"). The transfer will take place on the last business day of the week, based on the prior business day's balance. If your fund account drops to zero, the automatic transfer to the fund will cease. The automatic transfer will be reestablished when a $1,000 credit balance is available in your Brokerage Account.

Redemptions By Sweep

         For Brokerage Account clients, an automatic redemption of fund shares will occur when the Brokerage Account has a debit balance except for accounts that require the Financial Advisor to manually redeem shares of the fund to cover debit balances in the Brokerage Account.

Redemption In-Kind

         The fund reserves the right, under certain conditions, to honor any request for a redemption, or combination of requests from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem in-kind under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the shareholders as a whole.

Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions

         When you purchase shares through the Future First Systematic Investment Plan, BFDS will transfer funds from your Brokerage Account or from your checking/savings account to be used to buy shares of the fund. Legg Mason will send an account statement quarterly. The transfer also will be reflected on your Legg Mason account statement or your regular checking account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty.

         You may also buy additional shares of the fund through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow you, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of the fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476

         For more information on setting up these plans, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544. Or, write us at Legg Mason Funds Investor Services, P.O. Box 17023, Baltimore, Maryland 21297-0356.

         If the investor's check is not honored by the institution on which it is drawn, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's account.

Systematic Withdrawal Plan

         All Legg Mason funds in any Legg Mason account are eligible for the Systematic Withdrawal Plan ("Plan"). Except for Individual Retirement Accounts ("IRAs") and Education Savings Accounts ("Education Accounts"), any account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. IRAs and Education Accounts are not subject to the $5,000 minimum balance requirement. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Except for IRAs and Education Accounts, there are three ways to receive payment of proceeds of redemptions made through the Plan: (1) credit to brokerage account - fund shares will be redeemed on the first business day of each month and credited to the brokerage account on the third business day; or (2) check mailed by the fund's transfer agent - fund shares will be redeemed on the 25th of each month or next business day and a check will be mailed within 3 business days; or (3) ACH to checking or savings account - redemptions of fund shares may occur on any day of the month and the checking or savings account will be credited in approximately two business days. Credit to a brokerage account is the only option available to IRAs and Education Accounts. Redemptions will be made at the net asset value per share determined as of the close of regular trading of the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of the Exchange on the next business day. You may change the monthly amount to be paid to you without charge by notifying Legg Mason or the affiliate with whom you have an account. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. The fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

         The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

Legg Mason Premier Asset Management Account

         Shareholders of the fund who have cash or negotiable securities (including fund shares) valued at $10,000 or more in accounts with Legg Mason may subscribe to Legg Mason's Premier Asset Management Account ("Premier"). Premier allows shareholders to combine their fund account with a Brokerage Account with margin borrowing availability, unlimited checkwriting with no minimum check amount and a VISA Gold debit card. Shareholders of the fund participating in the Premier program will have free credit balances in their Brokerage Account automatically invested in shares of the fund. Free credit balances of $100 or more will be invested on the same business day the balances are credited to the Brokerage Account. Free credit balances of less than $100 will be invested in fund shares weekly. If your fund account drops to zero, the automatic transfer to the fund will cease. The automatic transfer will be reestablished when a $1,000 credit balance is available in your Brokerage Account.

         Shareholders should be aware that the various features of the Premier program are intended to provide easy access to assets in their accounts and that the Premier account is not a bank account. Legg Mason charges a fee for the Premier services, which is currently $125 per year for individuals and $175 per year for businesses and corporations. Additional information about the Premier program is available by calling your Legg Mason Financial Advisor or Legg Mason's Premier Client Services at 1-800-253-0454 or 1-410-454-2066.

Legg Mason Funds Premier Account

         The Legg Mason Funds Premier Account and its services are free to Funds Investor Services clients with fund shares valued at $50,000 or more. The Legg Mason Fund Premier Account includes many of the same services as the Legg Mason Premier Asset Management Account, such as Visa debit card, ATM access, unlimited checkwriting and a secured line of credit (margin). In addition, shareholders will receive personalized guidance from their dedicated Funds Investor Services Representative, access to the Legg Mason Funds Core Four Asset Allocation system, hypothetical investment scenarios, portfolio analysis, interaction with high-level Funds personnel, and more. The Funds Premier Account is also intended to provide easy access to your Legg Mason funds assets. For additional information about this account, contact Legg Mason Funds Investor Services at 1-800-822-5544.

Other Information Regarding Redemptions

         The fund reserves the right to modify or terminate the check, wire, or telephone redemption services described in the Prospectus and this Statement of Additional Information at any time.

         You may request the fund's checkwriting service by completing a Funds Checkwriting Services request form and sending it to Legg Mason Funds Investor Services, P.O. Box 17023, Baltimore, Maryland 21297-0356. State Street Bank and Trust Company ("State Street"), the fund's custodian, will supply you with checks which can be drawn on an account of the fund maintained with State Street. When honoring a check presented for payment, the fund will cause State

Street to redeem exactly enough full and fractional shares from your account to cover the amount of the check. Canceled checks will be returned to you.

         Check redemption is subject to State Street's rules and regulations governing checking accounts. Checks printed for the checking account cannot be used to set up electronic funds transfer arrangements with third parties. In addition, checks cannot be used to close a fund account because when the check is written you will not know the exact total value of the account, including accrued dividends, on the day the check clears. Persons who obtained certificates for their shares may not use the checkwriting service.

         The date of payment for a redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, by the fund or its distributor except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Although the fund may elect to redeem any shareholder account with a current value of less than $500, the fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

                            VALUATION OF FUND SHARES

         The fund attempts to stabilize the value of a share at $1.00. Net asset value will not be calculated on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         USE OF THE AMORTIZED COST METHOD. The Board of Trustees has decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accretion of discount rather than at current market value. The Board of Trustees periodically assesses the accuracy and appropriateness of this method of valuation.

         The fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the fund's investment objective.

         Under the Rule, the fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 days' notice or (2) at specified intervals, not exceeding one year, on no more than 30 days' notice. A standby commitment entitles the fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

         Although demand features and standby commitments are techniques that are defined as "puts" under the Rule, the fund does not consider them to be "puts" as that term is used in the fund's investment limitations. Demand features and standby commitments are features which enhance an instrument's liquidity, and the investment limitation which proscribes puts is designed to prohibit the purchase and sale of put and call options and is not designed to prohibit the fund from using techniques which enhance the liquidity of portfolio instruments.

         MONITORING PROCEDURES. The fund's procedures include monitoring the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value. If there is a difference of more than 0.5% between the two, the trustees will take steps they consider appropriate, if any, (such as shortening the dollar-weighted average portfolio maturity) to minimize any material dilution or other potentially unfair results arising from differences between the two methods of determining net asset value.

         INVESTMENT RESTRICTIONS. Rule 2a-7 requires the fund, if it wishes to value its assets at amortized cost, to limit its investments to instruments that: (i) in the opinion of the adviser, present minimal credit risk and (ii)(a) are rated in the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs")(or one, if only one NRSRO has rated the security) or (b) if unrated, are determined to be of comparable quality by the adviser, all pursuant to procedures established by the Board of Trustees ("Eligible Securities"). Securities that were long-term when issued, but that have 397 days or less remaining to maturity, and that lack an appropriate short-term rating, may be eligible if they are comparable in priority and security to a rated short-term security, unless the former security has a long-term rating below A.

         The fund may invest no more than 5% of its total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO, if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the adviser to be of comparable quality ("Second Tier Securities"). In addition, the fund will not invest more than 1% of its total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer.

         The Rule requires the fund to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value of $1.00 per share and in any event not more than 90 days. In addition, under the Rule, no instrument with a remaining maturity (as defined by the Rule) of more than 397 days can be purchased by the fund; except that the fund may hold securities with maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration. Certain variable and floating rate securities in which the fund invests may have a remaining maturity of more than 397 days. However, pursuant to regulations of the SEC, the fund is permitted to treat these securities as having a maturity of no more than 397 days, based on the times at which the interest rates of these securities are reset and/or the fund is permitted to redeem them on demand.

         Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

         It is the fund's usual practice to hold portfolio securities to maturity and realize par, unless the adviser determines that sale or other disposition is appropriate in light of the fund's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

         In periods of declining interest rates, the indicated daily yield on shares of the fund, computed by dividing the annualized daily income on the fund's investment portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

         In periods of rising interest rates, the indicated daily yield on shares of the fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

                             PERFORMANCE INFORMATION

         HOW THE FUND'S YIELD IS CALCULATED. The current annualized yield for the fund is based on a seven-day period and is computed by determining the net change in the value of a hypothetical account in the fund. The net change in the value of the account includes the value of dividends and of additional shares purchased with dividends, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the fund may use a compound effective annualized yield quotation which is calculated as prescribed by SEC regulations, by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting one.

         The fund's yield may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current yield does not provide a basis for determining future yields. The fact that the fund's current yield will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the fund's yield with yields on fixed-income investments, such as insured savings certificates. In comparing the yield of the fund to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the yield and whether there are any special charges that may reduce the yield.

         The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its taxable yield with data published by Lipper Analytical Services, Inc. for money market funds ("Lipper"), IBC/Donoghue's Money Market Fund Report ("Donoghue"), Morningstar Mutual Funds ("Morningstar") or Wiesenberger Investment Companies Service ("Wiesenberger") or with the performance of recognized stock and other indexes, including (but not limited to) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), the Dow Jones Industrial Average ("Dow Jones") and the Consumer Price Index as published by the U.S. Department of Commerce.

         The types of securities in which the fund invests are different from those included in the Standard & Poor's and Dow Jones indices which track the performance of the equity markets. The S&P 500 and Dow Jones are accepted as broad-based measures of the equity markets. Calculation of those indices assumes reinvestment of dividends and ignores brokerage and other costs of investing. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Donoghue, Morningstar or Wiesenberger. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, THE NEW YORK TIMES and FORTUNE.

         The fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. Government or any agency thereof and returns thereon will fluctuate. While the fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

         In advertising, the fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index, and Wiesenberger may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. The fund may use other recognized sources as they become available.

         The fund may use data prepared by independent third parties such as Ibbotson Associates and Frontier Analytics, Inc. to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Typically, different indices are used to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         The fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         The fund may also include in advertising biographical information on key investment and managerial personnel.

         The fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have grown to provide a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $ 157 billion as of September 30, 2001.

         In advertising, the fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

                          TAX-DEFERRED QUALIFIED PLANS

         Investors may invest in shares of the fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES") and other qualified retirement plans (collectively, "qualified plans"). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your Financial Advisor or other entity offering the fund's shares for further information with respect to these plans.

Individual Retirement Account - IRA

         TRADITIONAL IRA. Certain shareholders who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

         ROTH IRA. Unlike the traditional IRA, the Roth IRA is only available to individuals who meet certain Modified Adjusted Gross Income (MAGI) limitations. Under certain circumstances, your traditional IRA may be rolled over to a Roth IRA and any of your traditional IRAs may be converted to a Roth IRA; these rollover amounts and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, if the rollover conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan - SEP

         Legg Mason makes available to corporate and other employers a SEP for investment in the fund.

Savings Incentive Match Plan for Employees - SIMPLE

         An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified plans, will allow certain employees to make elective contributions of up to certain amounts each year and will require the employer to make matching contributions up to 3% of each such employee's salary or a 2% non-elective contribution.

Education Savings Account

         Although not technically for retirement savings, an Education Account provides a vehicle for saving for a child's education. An Education Account may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to an Education Account. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

For further information regarding any of the above accounts, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

Withholding

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax advisor for further information.

                             MANAGEMENT OF THE FUND

         The fund's officers are responsible for the operation of the fund under the direction of the Board of Trustees. The officers and trustees of the fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or trustees who are "interested persons" of the fund as defined by the 1940 Act. The business address of each officer and trustee is 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.


-------------------------------------------------------------------------------------------------------------------------------
                                      Position(s) Held with       Principal Occupation(s)
Name, Address, Age                    Fund                        During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------------

JOHN F. CURLEY, JR.*                  Chairman of the Board       Chairman and Director/Trustee of all Legg Mason retail funds.
[7/24/39]                             and Trustee                 Director and/or officer of various other Legg Mason
                                                                  affiliates.  Retired Vice Chairman and Director of Legg Mason,
                                                                  Inc. and Legg Mason Wood Walker, Incorporated.  Formerly:
                                                                  Director of Legg Mason Fund Adviser, Inc. and Western Asset
                                                                  Management Company (each a registered investment adviser).
-------------------------------------------------------------------------------------------------------------------------------
RICHARD G. GILMORE                    Trustee                     Director/Trustee of all Legg Mason retail funds. Independent
[6/9/27]                                                          Consultant.  Director of CSS Industries, Inc. (diversified
10310 Tam O' Shanter Place                                        holding company whose subsidiaries are engaged in the
Bradenton, Florida 34202                                          manufacture and sale of decorative paper products, business forms, and specialty metal packaging).  Formerly: Senior Vice
                                                                  President, Chief Financial Officer and Director of
                                                                  Philadelphia Electric Company (now Exelon Corporation).
                                                                  Executive Vice President and Treasurer, Girard Bank and Vice
                                                                  President of its parent holding company, the Girard Company.
                                                                  Director of Finance, City of Philadelphia.
-------------------------------------------------------------------------------------------------------------------------------
ARNOLD L. LEHMAN                      Trustee                     Director/Trustee of all Legg Mason retail funds. Director of
[7/18/44]                                                         the Brooklyn Museum of Art.  Formerly: Director of The
The Brooklyn Museum of Art                                        Baltimore Museum of Art.
200 Eastern Parkway
Brooklyn, New York 11238
-------------------------------------------------------------------------------------------------------------------------------
                                                                  Director/Trustee of all Legg Mason retail funds. Chief
JILL E. McGOVERN                      Trustee                     Executive Officer of The Marrow Foundation since 1993.
[8/29/44]                                                         Formerly: Executive Director of the Baltimore International
400 Seventh Street NW                                             Festival (January 1991 - March 1993); Senior Assistant to the
Washington, DC  20008                                             President of The Johns Hopkins University (1986-1990).
-------------------------------------------------------------------------------------------------------------------------------
T.A. RODGERS                          Trustee                     Director/Trustee of all Legg Mason retail funds. Principal,
[10/22/34]                                                        T.A. Rodgers & Associates (management consulting).  Formerly:
2901 Boston Street                                                Director and Vice President of Corporate Development, Polk
Baltimore, Maryland 21202                                         Audio, Inc. (manufacturer of audio components).
-------------------------------------------------------------------------------------------------------------------------------
G. PETER O'BRIEN                      Trustee                     Director/Trustee of all Legg Mason retail funds except Legg
[10/13/45]                                                        Mason Income Trust, Inc. and Legg Mason Tax Exempt Trust,
118 Riverside Road                                                Inc.  Trustee of Colgate University.  Director of the Royce
Riverside, Connecticut 06878                                      Family of Funds, Pinnacle Holdings, Inc. and Renaissance
                                                                  Capital Greenwich Funds.  President of Hill House, Inc.
                                                                  Formerly: Managing Director, Equity Capital Markets Group of
                                                                  Merrill Lynch & Co. (1971-1999).
-------------------------------------------------------------------------------------------------------------------------------

                                       13

-------------------------------------------------------------------------------------------------------------------------------
NELSON A. DIAZ                        Trustee                     Director/Trustee of all Legg Mason retail funds except Legg
[5/23/47]                                                         Legg Mason Income Trust, Inc. and Legg Mason Tax Exempt Trust,
200 Sunrise Lane                                                  Inc.  Partner, Blank Rome Comisky & McCauley LLP, Counselors
Philadelphia, PA  19118                                           at Law.  Trustee of Temple University and Philadelphia Museum
                                                                  of Art.  Board member of U.S. Hispanic Leadership Institute,
                                                                  Democratic National Committee and National Association for
                                                                  Hispanic Elderly.  Formerly: General Counsel, United States
                                                                  Department of Housing and Urban Development (1993-1997).
-------------------------------------------------------------------------------------------------------------------------------
MARK R. FETTING                       President                   President of all Legg Mason retail funds.  Director of Legg
[11/23/54]                                                        Mason Value Trust, Inc., Legg Mason Special Investment Trust,
                                                                  Inc., Legg Mason Investment Trust, Inc. and Legg Mason Charles
                                                                  Street Trust, Inc. Executive Vice President of Legg Mason, Inc.
                                                                  Director and/or officer of various other Legg Mason
                                                                  affiliates.  Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies from 1991 to 2000; Partner, Greenwich Associates;
                                                                  Vice President, T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------------------------------------------------------
MARIE K. KARPINSKI*                   Vice President and          Vice President and Treasurer of all Legg Mason retail funds.
[1/1/49]                              Treasurer                   Vice President and Treasurer of Legg Mason Fund Adviser, Inc.
                                                                  and Western Asset Funds, Inc.  Assistant Treasurer of Pacific
                                                                  American Income Shares, Inc.
-------------------------------------------------------------------------------------------------------------------------------
MARC R. DUFFY*                        Vice President and          Vice President and Secretary of all Legg Mason retail funds.
[1/29/58]                             Secretary                   Associate General Counsel of Legg Mason Wood Walker,
                                                                  Incorporated.  Formerly: Senior Associate, Kirkpatrick &
                                                                  Lockhart LLP (1996-1999); Senior Counsel, Securities and
                                                                  Exchange Commission, Division of Investment Management
                                                                  (1989-1995).
-------------------------------------------------------------------------------------------------------------------------------

         The Nominating Committee of the Board of Trustees is responsible for the selection and nomination of disinterested trustees. The Committee is composed of Messrs. Diaz, Gilmore, Lehman, Rodgers, O'Brien, and Dr. McGovern.

         Officers and trustees of the fund who are interested persons of the fund receive no salary or fees from the fund. Each trustee who is not an interested person of the fund ("Independent Trustees") receives an annual retainer and a per meeting fee based on the average net assets of the fund at December 31 of the previous year.

         On  November  23,   2001,   the  trustees  and  officers  of  the  fund
beneficially owned, in the aggregate, less than 1% of the fund's outstanding shares.

         On November 23, 2001, no persons or entities were known by the fund to own of record or beneficially, 5% or more of the fund's outstanding shares.

                               COMPENSATION TABLE

         The following table provides certain information relating to the compensation of the fund's trustees. The fund has no retirement plan for its trustees.


--------------------------------------------------------------------------------
                                        Aggregate           Total Compensation
Name of Person and Position             Compensation        From Fund and Fund
                                        From Fund*          Complex Paid to
                                                            Trustees**
--------------------------------------------------------------------------------
John F. Curley, Jr.,                    $  -----            $   -----
Chairman of the Board and Trustee
--------------------------------------------------------------------------------
Arnold L. Lehman, Trustee               $3,600              $43,800
--------------------------------------------------------------------------------
Jill E. McGovern, Trustee               $3,600              $43,800
--------------------------------------------------------------------------------
Richard G. Gilmore, Trustee             $3,600              $43,800
--------------------------------------------------------------------------------
T.A. Rodgers, Trustee                   $3,200              $38,250
--------------------------------------------------------------------------------
G. Peter O'Brien, Trustee               $3,600              $33,600
--------------------------------------------------------------------------------
Nelson A. Diaz, Trustee                 $3,600              $33,600
--------------------------------------------------------------------------------


     * Represents fees paid to each trustee during the fiscal year ended August 31, 2001.

     ** Represents estimated aggregate compensation paid to each trustee during the calendar year ended December 31, 2001. There are 12 open-end investment companies in the Legg Mason complex (with a total of 23 funds).

Trustee Liability

         The fund's Declaration of Trust provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

                      THE FUND'S INVESTMENT ADVISER/MANAGER

         Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, 100 Light Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason Wood Walker, Incorporated ("Legg Mason"). LMFA serves as manager to the fund under a management agreement between the fund and LMFA ("Management Agreement").

         The Management Agreement provides that, subject to the overall direction by the Board of Trustees, LMFA will manage the investment and other affairs of the fund. Under the Management Agreement, LMFA is responsible for managing the fund's securities and for making purchases and sales of securities consistent with the investment objectives and policies described in the fund's Prospectus and this Statement of Additional Information.

         LMFA has delegated the portfolio management functions for the fund to the adviser, Western Asset Management Company ("Adviser"). LMFA is obligated to furnish the fund with office space and certain administrative services, as well as executive and other personnel necessary for the operation of the fund. LMFA and its affiliates also are responsible for the compensation of trustees and officers of the fund who are employees of the LMFA and/or its affiliates.

         LMFA receives for its services a management fee, calculated daily and payable monthly, based upon the average daily net assets of the fund as follows:
0.50% on the first $500 million; 0.475% on the next $500 million; 0.45% on the next $500 million; 0.425% on the next $500 million and 0.40% thereafter.

         For the fiscal years ended August 31, the fund incurred management fees of:

              ---------------------------------------------------
              2001                2000                1999
              ---------------------------------------------------
              $9,894,438          $8,531,204          $7,566,408
              ---------------------------------------------------

         Under the Management Agreement, LMFA will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties under the Agreement.

         The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the fund's Board of Trustees, by vote of a majority of the outstanding voting securities or by LMFA, on not less than 60 days' notice to the other party, and may be terminated immediately upon the mutual written consent of LMFA and the fund.

         The fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing prospectuses, statements of additional information, proxy statements and reports and of printing them for and distributing them to existing shareholders, custodian charges, transfer agency fees, compensation of the independent trustees, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         The fund also is obligated to pay the expenses for maintenance of its financial books and records, including computation of the fund's net asset value per share, and dividends. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify the trustees and officers of the fund with respect to litigation.

         Under the Management Agreement, the fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMFA.

         The Adviser, 117 East Colorado Boulevard, Pasadena, CA 91105, an affiliate of Legg Mason, serves as investment adviser to the fund pursuant to an Investment Advisory Agreement ("Advisory Agreement"), between the Adviser and LMFA.

         Under the Advisory Agreement, the Adviser is responsible, subject to the supervision of LMFA and the general oversight of the fund's Board of Trustees, for the actual management of the fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For the Adviser's services to the fund, LMFA (not the fund) pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 30% of the fee received by LMFA from the fund.

         For its services to the fund, the Adviser received the following fees from LMFA for the fiscal years ended August 31:

              --------------------------------------------------
              2001              2000                1999
              --------------------------------------------------
              $2,968,331        $2,559,361          $2,269,922
              --------------------------------------------------

         Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Advisory Agreement.

         The Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the fund's Board of Trustees, by vote of a majority of the fund's outstanding voting securities, by LMFA or by the Adviser, on not less than 60 days' notice to the fund and/or the other party(ies). The Advisory Agreement will be terminated immediately upon any termination of the Management Agreement or upon the mutual written consent of the Adviser, LMFA and the fund.

         The fund, LMFA, Legg Mason and the Adviser each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser is responsible for the execution of portfolio transactions. Debt securities are generally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agents. In selecting brokers or dealers, the Adviser must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions for agency transactions to brokers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the fund, the Adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis, and, for agency transactions, may pay to these broker-dealers a higher brokerage commission than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the fund. The Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         The fund paid no brokerage commissions, nor did it allocate any transactions to dealers for research, analysis, advice or similar services during any of its last three fiscal years.

         The fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. However, the fund's Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which Legg Mason or any of its affiliated persons is a participant.

         Investment decisions for the fund are made independently from those of other funds and accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

         The fund may not always hold portfolio securities to maturity, but may sell a security to buy another that has a higher yield because of short-term market movements. This may result in high portfolio turnover. The fund does not anticipate incurring significant brokerage expense in connection with such transactions, since ordinarily they will be made directly with the issuer or a dealer on a net price basis.

                             THE FUND'S DISTRIBUTOR

         Legg Mason acts as distributor of the fund's shares pursuant to an Underwriting Agreement with the fund. The Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense), and for supplementary sales literature and advertising costs.

         The fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits the fund to pay Legg Mason fees for its services related to sales and distribution of shares and the provision of ongoing services to shareholders. Under the Plan, the aggregate fees may not exceed an annual rate of 0.15% of the fund's average daily net assets. Legg Mason has agreed to waive 0.05% of the 12b-1 fee indefinitely. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses.

         For the fiscal years ended August 31, the fund incurred distribution and service fees of:

              ----------------------------------------------
              2001             2000               1999
              ----------------------------------------------
              2,132,836        1,792,732          1,546,661
              ----------------------------------------------

         The Plan specifies that the fund may not pay more in cumulative distribution fees than 6.25% of total new gross assets, plus interest, as specified in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Shareholder servicing fees paid under the Plan are not subject to that limit. Legg Mason may pay all or a portion of the fee to its financial advisors or to dealers with which Legg Mason has a dealer agreement with respect to the fund.

         In approving the continuation of the Plan, in accordance with the requirements of Rule 12b-1, the trustees determined that there was a reasonable likelihood that the Plan would benefit the fund and its shareholders. The trustees considered, among other things, the extent to which the potential benefits of the Plan to the fund's shareholders outweighed the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of shares of the fund would be likely to maintain or increase the amount of compensation paid by the fund to LMFA.

         In considering the costs of the Plan, the trustees particularly considered the fact that any payments made by the fund to Legg Mason under the Plan would increase the fund's level of expenses in the amount of such payments. Further, the trustees recognized that LMFA would earn greater management fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase.

The trustees  further  recognized that there can be no assurance that any of the
potential   benefits  described  below  would  be  achieved  when  the  Plan  is implemented.

         The trustees noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to the fund and to maintain and enhance the level of services they provide to the fund's shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, in whole or in part, the additional expenses incurred by the fund in connection with the Plan. Furthermore, the investment management of the fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the fund's necessary to meet the redemption requests.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the trustees who are not "interested persons" of the fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Trustees or by a vote of a majority of the outstanding voting shares. Any change in the Plan that would materially increase the distribution cost to the fund requires shareholder approval; otherwise the Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

         In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the fund's Board of Trustees, and the trustees will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the candidates to serve as Independent Trustees will be committed to the discretion of the Independent Trustees.

         For the fiscal year ended August 31, 2001, Legg Mason incurred the following distribution and shareholder servicing expenses with respect to the fund:

       ----------------------------------------------------------
       Compensation to sales personnel               $1,390,000
       ----------------------------------------------------------
       Advertising                                   $258,000
       ----------------------------------------------------------
       Printing and mailing of prospectuses
       to prospective shareholders                   $53,000
       ----------------------------------------------------------
       Other                                         $4,511,000
       ----------------------------------------------------------
       Total expenses                                $6,212,000
       ----------------------------------------------------------

         The foregoing are estimated and in some cases are based on reasonable allocations of Legg Mason's expenses among the various investment products it sells. The table does not include all expenses fairly allocable to the efforts of Legg Mason or its affiliates to distribute the fund's shares. Legg Mason receives payment under the Plan regardless of the actual expenses it incurs.

                             MASSACHUSETTS TRUST LAW

         The fund is a Massachusetts business trust formed on July 24, 1978. Under certain circumstances, shareholders may be held personally liable under Massachusetts's law for obligations of the fund. To protect its shareholders, the fund's Declaration of Trust, filed with the Commonwealth of Massachusetts, expressly disclaims the liability of its shareholders for acts or obligations of the fund. The Declaration requires notice of this disclaimer to be given in each agreement, obligation or instrument the fund or its trustees enter into or sign.

         The Declaration of Trust authorizes the fund to issue an unlimited number of shares. Each share of the fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. Fractional shares have fractional voting rights. There is no cumulative voting in the election of trustees. Fund shares are fully paid and non-assessable, and have no preemptive or conversion rights.

         Special meetings of shareholders may be called by the trustees or Chief Executive Officer of the fund and shall be called by the trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote. Shareholders shall be entitled to at least fifteen days notice of any meeting.

         In the unlikely event a shareholder, based on the mere fact of being a shareholder, is held personally liable for the fund's obligations, the fund is required to use its property to protect or compensate the shareholder. On request, the fund will defend any claim made, and pay any judgment, against such a shareholder for any act or obligation of the fund. Therefore, the fund believes that financial loss resulting from liability as a shareholder will occur only if the fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

         THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street, P.O. Box 1713, Boston, MA 02105 serves as custodian of the fund's assets. BFDS, P.O. Box 953, Boston, MA 02103, as agent for State Street, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Legg Mason assists BFDS with certain of its duties as transfer agent and receives compensation from BFDS for its services. The fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                            THE FUND'S LEGAL COUNSEL

         Kirkpatrick   &  Lockhart  LLP,  1800   Massachusetts   Avenue,   N.W.,
Washington, D.C. 20036-1800, serves as counsel to the fund.

                         THE FUND'S INDEPENDENT AUDITORS

         Ernst  &  Young  LLP,  Two  Commerce   Square,   2001  Market   Street,
Philadelphia, PA, 19103 serves as the fund's independent auditors.

                              FINANCIAL STATEMENTS

         The fund's Annual Report to shareholders for the fiscal year ended August 31, 2001, contains the financial statements, accompanying notes and the report of Ernst & Young LLP, the fund's independent auditors, all of which are hereby incorporated by reference herein.

                                                                     APPENDIX A

                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") Ratings:
------------------------------------------------------------------

Corporate Bonds

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers with a Prime-1 ("P-1") rating will normally have the following characteristics: (1) leading market positions in well-established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Description of Standard & Poor's ("S&P") Ratings:
------------------------------------------------

Corporate Bonds

         AAA-An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A-An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB-An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB-An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC-An obligation rated CC is currently highly vulnerable to nonpayment.

         C-A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         D-An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r-This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R.-This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Commercial Paper

       A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

       A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

       A-3. A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.